UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Filed by Party other than Registrant ☐

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement	☑	Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

VerifyMe, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! VERIFYME, INC. 2022 Annual Meeting Vote by June 8, 2022 11:59 PM ET VERIFYME, INC. 75 S. CLINTON AVE., SUITE 510 ROCHESTER, NY 14604 D81933-P73390 You invested in VERIFYME, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 9, 2022 12:00 PM (Eastern Time) Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/VRME2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: For 01) Chris Gardner 02) Marshall Geller 03) Howard Goldberg04) Scott Greenberg 05) Arthur Laffer 06) Patrick White 07) Adam H Stedham 2. To approve the amendment to the VerifyMe, Inc. 2020 Equity Incentive Plan. For 3. To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For NOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement of the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D81934-P73390